EXHIBIT 99.2



                                FORM OF DEBENTURE

THIS DEBENTURE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW, AND MAY NOT BE OFFERED FOR SALE OR SOLD UNLESS A REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS SHALL BE EFFECTIVE WITH RESPECT THERETO, OR AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS IS AVAILABLE IN CONNECTION WITH SUCH OFFER OR SALE.

THIS DEBENTURE DOES NOT REQUIRE PHYSICAL SURRENDER HEREOF IN THE EVENT OF A PARTIAL PAYMENT, REDEMPTION OR CONVERSION. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS DEBENTURE MAY BE LESS THAN THE PRINCIPAL AMOUNT INDICATED BELOW.

THIS DEBENTURE IS SUBORDINATED TO OTHER DEBT PURSUANT TO, AND TO THE EXTENT PROVIDED IN, THE SECURITIES PURCHASE AGREEMENT, DATED AS OF APRIL 15, 2002, AS THE SAME MAY BE AMENDED, RESTATED, MODIFIED OR SUPPLEMENTED AND IN EFFECT FROM TIME TO TIME, WHICH, AMONG OTHER THINGS, SUBORDINATES THE ISSUER'S OBLIGATIONS HEREUNDER TO THE ISSUER'S OBLIGATIONS TO THE HOLDERS OF "SENIOR DEBT" AS DEFINED IN SAID SECURITIES PURCHASE AGREEMENT.


                                 CTS CORPORATION

                     6 1/2 CONVERTIBLE SUBORDINATED DEBENTURE

New York, New York                                               $____________
Issue Date:  April 16, 2002

                  FOR VALUE RECEIVED, CTS CORPORATION, an Indiana corporation (the "Corporation"), hereby promises to pay to the order of __________________ or its permitted successors or assigns (the "Holder") the sum of __________________ ($_______________) in same day funds, on or before the
Maturity Date (as defined below). The Holder may convert amounts of principal of this Debenture into shares ("Conversion Shares") of the Corporation's common stock, without par value (the "Common Stock"), on the terms and subject to the conditions set forth herein.

                  The Corporation has issued this Debenture pursuant to a Purchase Agreement, dated as of April 15, 2002 (the "Purchase Agreement"). The debentures issued by the Corporation pursuant to the Purchase Agreement, including this Debenture, are collectively referred to herein as the "Debentures".

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                  The following terms shall apply to this Debenture:

1.       DEFINITIONS.

     "Business Day" means any day on which the New York Stock Exchange and commercial banks in the city of New York are open for business.

     "Change of Control Transaction" means the existence or occurrence of any of the following: (a) the sale, conveyance or disposition of all or substantially all of the assets of the Corporation, through its Subsidiaries or otherwise; (b) the effectuation of a transaction or series of transactions in which more than fifty percent (50%) of the voting power of the Corporation is disposed of; (c) the consolidation, merger or other business combination of the Corporation with or into any other entity, immediately following which the prior stockholders of the Corporation fail to own, directly or indirectly, at least fifty percent (50%) of the surviving entity; (d) a transaction or series of transactions in which any Person or group acquires more than fifty percent (50%) of the voting power of the Corporation; (e) a transaction or series of transactions in which any Person (other than the Corporation or a wholly-owned subsidiary of the Corporation) or group acquires any capital stock (other than qualifying shares) of any subsidiary of the Corporation; provided, however, that any sale by the Corporation of the capital stock of a subsidiary of the Corporation shall not constitute a Change of Control Transaction, as long as at the time of such sale, or at any time thereafter, the fair market value of the assets of any such subsidiary (together with the assets of any other subsidiary the capital stock of which is acquired in reliance upon this proviso) do not comprise more than five percent (5%) of the fair market value of the non-cash assets of the Corporation; (f) any "Rule 13e-3 Transaction", as defined in Rule 13e-3 under the Securities Exchange Act of 1934, as amended, and (g) during any period of twelve (12) consecutive calendar months, individuals: (i) who were directors of the Corporation on the first day of such period, or (ii) whose election or nomination for election to the Board of Directors of the Corporation was recommended or approved by at least a majority of the directors then still in office who were directors of the Corporation on the first day of such period, or whose election or nomination for election was so approved, shall cease to constitute at least a majority of the Board of Directors of the Corporation.

     "Closing Bid Price" means the closing bid price for the Common Stock occurring on a given Trading Day on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg Financial Markets or, if Bloomberg Financial Markets is not then reporting such prices, by a comparable reporting service of national reputation selected by the Holder and reasonably acceptable to the Corporation (collectively, "Bloomberg") or if the foregoing does not apply, the last reported bid price of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no bid price is reported for such security by Bloomberg, the average of the bid prices of all market makers for such security as reported in the "pink sheets" by the National Quotation Bureau, Inc. If the Closing Bid Price cannot be calculated for such security on any of the foregoing bases, the Closing Bid Price of such security shall be the fair market value as reasonably determined by an investment banking firm selected by the Holder, and reasonably acceptable to the Corporation, with the costs of such appraisal to be borne by the Corporation.

     "Closing Price" means $17.437 (subject to adjustment for stock splits, stock dividends and similar events).

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     "Conversion  Price"  means  $20.053  (subject  to  adjustment  as  provided herein).

     "Convertible Securities" means any options, warrants or other securities convertible, exercisable or exchangeable into or for Common Stock, or rights to purchase or receive shares of Common Stock.

     "Debt" means as to any Person at any time (without duplication): (a) all indebtedness, liabilities and obligations of such Person for borrowed money; (b) all indebtedness, liabilities and obligations (contingent or otherwise) of such Person to pay the purchase price of Property or services, except trade accounts payable of such Person arising in the ordinary course of business that are not past due by more than ninety (90) days; (c) all capital lease obligations of such Person; (d) all Debt of others guaranteed by such Person; (e) all indebtedness, liabilities and obligations secured by a Lien existing on Property owned by such Person, whether or not the indebtedness, liabilities or obligations secured thereby have been assumed by such Person or are non-recourse to such Person; and (f) all reimbursement obligations of such Person (whether contingent or otherwise) in respect of letters of credit, bankers' acceptances, bankers guarantees, surety or other bonds and similar instruments.

     "Default Interest Rate" means the lower of (i) one year LIBOR plus one thousand (1,000) basis points and (ii) the maximum rate permitted by applicable law or by the applicable rules or regulations of any governmental agency or of any stock exchange or other self-regulatory organization having jurisdiction over the Corporation or the trading of its securities.

     "Execution Date" means the date on which the Purchase Agreement is executed and delivered by the parties thereto.

     "Governmental Authority" means any nation or government, any state, provincial or political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, including without limitation any stock exchange, securities market or self-regulatory organization.

     "Initial Closing Date" has the meaning set forth in the Purchase Agreement.

     "Issue Date" means the date on which this Debenture is issued.

     "Junior Securities" means all equity securities of the Corporation issued and outstanding at any time.

     "Last Sale Price" means the last reported sale price for the Common Stock occurring on a given Trading Day on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg or such exchange or market or, if no such sale price is reported by Bloomberg or such exchange or market with respect to such Trading Day, the Closing Bid Price.

     "Lien" shall have the meaning set forth in the Purchase Agreement.

     "Liquidation Event" has the meaning specified in Section 7 hereof.

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     "Market  Price" means,  as of any date, the average Last Sale Price for the
Common Stock during the period of five (5) Trading Days immediately preceding (but not including) such date.

     "Maturity Date" means the five-year anniversary of the Issue Date; provided, however, that at any time after the three (3) year anniversary of the Issue Date, the Holder may, in its sole discretion, and upon written notice to the Corporation, accelerate the Maturity Date to a date that is no less than ten
(10) Business Days after the date of such notice (an "Optional Acceleration"), it being understood that, so long as no Event of Default has occurred and is continuing hereunder, in no event shall an Optional Acceleration alone be deemed to constitute a default or an event of default under the Senior Credit Agreement, or an event which would permit or require the acceleration of any Senior Debt.

     "Obligations" means any and all indebtedness, liabilities and obligations of the Corporation to the holders of the Debentures evidenced by and/or arising pursuant to any of the Transaction Documents (including, without limitation, the Purchase Agreement and the Debentures), now existing or hereafter arising, whether direct, indirect, related, unrelated, fixed, contingent, liquidated, unliquidated, joint, several or joint and several, including, without limitation, the obligations of the Corporation to repay principal of the Debentures, to pay interest on the Debentures (including, without limitation, interest accruing after any, if any, bankruptcy, insolvency, reorganization or other similar filing) and to pay all fees, indemnities, costs and expenses (including attorneys' fees) provided for in the Transaction Documents.

     "Person" means any individual, corporation, trust, association, company, partnership, joint venture, limited liability company, joint stock company, Governmental Authority or other entity.

     "Registration Rights Agreement" means the agreement, dated as of April 15, 2002, between the Holder and the Corporation pursuant to which the Corporation has agreed to register shares of Common Stock.

     "Scheduled Interest Payment Date" means the first Business Day of each October and April following the Issue Date.

     "Senior Credit Agreement" means that certain Third Amended and Restated Senior Credit Agreement dated as of December 20, 2001 among the Corporation, the institutions from time to time parties thereto as lenders (the "Senior Lenders") and Bank One, NA, in its capacity as agent for itself and the Senior Lenders, together with its successors and assigns (the "Senior Agent"), including any related notes, guarantees, collateral documents, instruments and agreements executed in connection therewith, or any other "Loan Documents" under and as defined therein, and in each case, as amended, restated, modified, renewed, refunded, replaced, increased or refinanced from time to time by one or more facilities. With respect to replaced or refinanced agreements, the terms used herein shall have the nearest equivalent term, if any, as the definition contained in the Senior Credit Agreement.

     "Senior Debt" means (a)(i) the outstanding principal balance of all "Obligations" under and pursuant to the Senior Credit Agreement including, without limitation, reimbursement obligations under letters of credit issued

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pursuant to the Senior Credit Agreement and (ii) all obligations  under interest rate or foreign currency hedging or commodity price hedging, swap, cap, collar or similar agreements of the Corporation to the Senior Agent, any Senior Lender or any of their respective affiliates, whether now existing or hereafter arising
(and  whether  such   indebtedness   arises  or  accrues  before  or  after  the
commencement  of  any  bankruptcy,   insolvency  or  receivership  proceedings),
including, without limitation, interest and fees accruing pre-petition or post-petition at the rate or rates prescribed in the Senior Credit Agreement and costs, expenses, and legal fees, whenever incurred (and whether or not such claims, interest, costs, expenses or fees are allowed or allowable in any such proceeding); (b) amounts disbursed or advanced (including, without limitation in connection with the provision of any financing or other financial accommodations pursuant to Section 364 of the Bankruptcy Code) by the Senior Lenders which the Senior Lenders, in their discretion, deem necessary or desirable to preserve or protect any "Collateral" (as defined in the Senior Credit Agreement) or to enhance the likelihood or maximize the amount of repayment of the Senior Debt, including, but not limited to, all protective advances, costs, expenses, and attorneys' and paralegals' fees, whensoever made, advanced or incurred by the Senior Lenders in connection with the Senior Debt or the collateral therefor; and (c) any Debt of the Corporation which by the express terms thereof does not rank junior to the Debentures.

     "Subordinated Debt" means Debt of the Corporation which meets each of the following requirements: (a) such Debt is wholly unsecured; and (b) such Debt is contractually subordinated, as to payment, whether upon a Liquidation Event or an Event of Default (as each such term is defined herein), to the payment in full of the Debentures and the Obligations pursuant to written agreements that are enforceable by the Holder against the holder of any such Debt.

     "Trading Day" means any day on which the Common Stock is purchased and sold on the principal securities exchange or market on which the Common Stock is then listed or traded.

     "VWAP" on a Trading Day means the volume weighted average price of the Common Stock for such Trading Day as reported by Bloomberg or, if Bloomberg is not then reporting such prices, by a comparable reporting service of national reputation selected by the Holders of a majority of the unpaid principal amount of the Debentures and reasonably satisfactory to the Corporation.

      Section 1.2  Other Definitional Provisions

     All definitions contained in this Debenture are equally applicable to the singular and plural forms of the terms defined. The words "hereof", "herein" and "hereunder" and words of similar import referring to this Debenture refer to this Debenture as a whole and not to any particular provision of this Debenture.

2.       INTEREST.

                  (a) Interest Accrual. This Debenture shall bear interest on the unpaid principal amount hereof ("Interest") at an annual rate of six and one-half percent (6 1/2%), computed on the basis of a 360-day year and calculated using the actual number of days elapsed since the Issue Date or the day on which interest was most recently paid, as the case may be. The Corporation shall pay to the Holder accrued and unpaid Interest in cash (i) on each Scheduled Interest Payment Date, (ii) on the Maturity Date and (iii) on any date on which the entire principal amount of this Debenture is paid in full (each of (i), (ii) and (iii) being referred to herein as an "Interest Payment Date").

                  (b) Default Interest. Any amount of Interest that is not paid on the relevant Interest Payment Date shall bear interest at the Default Interest Rate. The Corporation must pay interest at the Default Interest Rate in cash on or before the fifth (5th) Business Day following the last day of each calendar month in which such interest accrues.

3.       CONVERSION.

                  (a) Right to Convert. Subject to the conditions and limitations specifically provided herein, the Holder shall have the right to convert, at any time and from time to time after the Issue Date, the outstanding and unpaid principal amount of this Debenture (or any portion thereof equal to $5,000 or any integral multiple of $5,000 in excess thereof) into such number of fully paid and non-assessable Conversion Shares as is determined in accordance with the terms hereof (a "Conversion").

                  (b) Conversion Notice. In order to convert principal of this Debenture, the Holder shall send by facsimile transmission, at any time prior to 5:00 p.m., eastern time, on the Business Day on which the Holder wishes to effect such Conversion (the "Conversion Date"), a notice of conversion to the Corporation, in the form set forth on Annex I hereto, stating the amount of principal to be converted and a calculation of the number of shares of Common Stock issuable upon such Conversion (a "Conversion Notice"). The Holder shall not be required to physically surrender this Debenture to the Corporation in order to effect a Conversion; provided, however, that after this Debenture is converted in full, the Holder shall return this Debenture to the Corporation for cancellation. The Corporation shall maintain a record showing, at any given time, the unpaid principal amount of this Debenture and the date of each Conversion or other payment of principal hereof. The Holder shall amend Annex II hereto upon any such Conversion or payment of principal to reflect the unpaid principal amount hereof. In the case of a dispute as to the number of Conversion Shares issuable upon a Conversion (including without limitation as a result of adjustments to the Conversion Price made in accordance with Section 4 below), the Corporation shall promptly issue to the Holder the number of Conversion Shares that are not disputed and shall submit the disputed calculations to its independent accountants within two (2) Business Days of receipt of the Holder's Conversion Notice. The Corporation shall cause such accountants to calculate the Conversion Price as provided herein and to notify the Corporation and the Holder of the results in writing no later than five (5) Business Days following the day on which such accountant received the disputed calculations (the "Dispute Procedure"). Such accountant's calculation shall be deemed conclusive absent manifest error. The fees of any such accountant shall be borne by the party whose calculations are most at variance with those of such accountant.

                  (c) Number of Conversion Shares; Conversion Price. The number of Conversion Shares to be delivered by the Corporation pursuant to a Conversion shall be equal the principal amount of this Debenture being converted divided by the Conversion Price in effect on the relevant Conversion Date.

                  (d) Delivery of Common Stock Upon Conversion. Upon receipt of a Conversion Notice, the Corporation shall, no later than the close of business on the third (3rd) Business Day following the Conversion Date set forth in such Conversion Notice (the "Delivery Date"), issue and deliver or cause to be delivered to the Holder the number of Conversion Shares determined pursuant to paragraph 3(c) above, provided, however, that any Conversion Shares that are the subject of a Dispute Procedure shall be delivered no later than the close of business on the third (3rd) Business Day following the determination made pursuant thereto. The Corporation shall effect delivery of Conversion Shares to the Holder, without any restrictive legend except as provided by the terms of the Purchase Agreement, as long as the Corporation's designated transfer agent or co-transfer agent in the United States for the Common Stock (the "Transfer Agent") participates in the Depository Trust Company ("DTC") Fast Automated Securities Transfer program ("FAST"), by crediting the account of the Holder or its nominee at DTC (as specified in the applicable Conversion Notice) with the number of Conversion Shares required to be delivered, no later than the close of business on such Delivery Date. In the event that the Transfer Agent is not a participant in FAST or if the Holder so specifies in a Conversion Notice or otherwise in writing on or before the Conversion Date, or if the Purchase Agreement then requires a restrictive legend to be placed on Conversion Shares, the Corporation shall effect delivery of Conversion Shares by delivering to the Holder or its nominee physical certificates representing such Conversion Shares, no later than the close of business on such Delivery Date. If any Conversion would create a fractional Conversion Share, such fractional Conversion Share shall be disregarded and the number of Conversion Shares issuable upon such Conversion, in the aggregate, shall be the next higher whole number of Conversion Shares. Conversion Shares delivered to the Holder shall not contain any restrictive legend unless such legend is required pursuant to the terms of the Purchase Agreement.

 4.      ADJUSTMENTS TO CONVERSION PRICE.

                  (a) Adjustment to Conversion Price Due to Stock Split and Similar Events. If, prior to the Conversion of all of the principal amount of this Debenture, or payment in full of all amounts payable by the Corporation hereunder, (A) the number of outstanding shares of Common Stock is increased by a stock split, a reclassification of the Common Stock, or other similar event, the Conversion Price shall be proportionately reduced, which reduction shall be effected at the time such event takes place; (B) the number of outstanding shares of Common Stock is decreased by a reverse stock split, combination or reclassification of shares or other similar event, the Conversion Price shall be proportionately increased, which increase shall be effected at the time such event takes place; or (C) the number of shares of Common Stock is increased by a stock dividend on the Common Stock, the Conversion Price shall be proportionately reduced, which reduction shall be effected on the record date for the determination of holders of Common Stock to receive such dividend; provided, however, that if such record date is fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Conversion Price shall be recomputed accordingly as of the close of business on such record date and thereafter the Conversion Price shall be adjusted pursuant to this Section 4(a) to reflect the actual payment of such dividend.

                  (b) Adjustment to Conversion Price Due to Distribution of Certain Warrants and Rights. If, prior to the Conversion of all of the principal amount of this Debenture, or payment in full of all amounts payable by the Corporation hereunder, the Corporation issues rights or warrants to all or substantially all holders of its Common Stock entitling them (for a period commencing no earlier than the record date described below and expiring not more than 60 days after such record date) to subscribe for or purchase shares of Common Stock (or securities convertible into Common Stock) at a price per share

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(or having a conversion price per share) less than the Market Price on the record date for the determination of stockholders entitled to receive such rights or warrants, the Conversion Price in effect immediately prior thereto shall be adjusted so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to such record date by a fraction of which (x) the numerator shall be the number of shares of Common Stock outstanding on such record date plus the number of shares which the aggregate offering price of the total number of shares of Common Stock so offered (or the aggregate conversion price of the convertible securities so offered, which shall be determined by multiplying the number of shares of Common Stock issuable upon conversion of such convertible securities by the conversion price per share of Common Stock pursuant to the terms of such convertible securities) would purchase at the Market Price on such record date, and of which
(y) the denominator shall be the number of shares of Common Stock outstanding on such record date plus the number of additional shares of Common Stock offered (or into which the convertible securities so offered are convertible). Such adjustment shall be made successively whenever any such rights or warrants are issued, and shall become effective immediately after such record date. If at the end of the period during which such rights or warrants are exercisable not all rights or warrants shall have been exercised, the adjusted Conversion Price shall be immediately readjusted to what it would have been based upon the number of additional shares of Common Stock actually issued (or the number of shares of Common Stock issuable upon conversion of convertible securities actually issued).

                  (c)  Adjustments to Conversion Price Due to Certain
Non-Cash Distributions. If, prior to the Conversion of all of the principal amount of this Debenture, or payment in full of all amounts payable by the Corporation hereunder, the Corporation shall distribute to all or substantially all holders of its Common Stock any shares of capital stock of the Corporation (other than Common Stock), evidences of indebtedness or other non-cash assets (including securities of any person other than the Corporation but excluding (1) dividends or distributions paid exclusively in cash or (2) dividends or distributions referred to in subsection (a) of this Section 4), or shall distribute to all or substantially all holders of its Common Stock rights or warrants to subscribe for or purchase any of its securities (excluding those rights and warrants referred to in subsection (b) of this Section 4), then in each such case the Conversion Price shall be adjusted so that the same shall equal the price determined by multiplying the current Conversion Price by a fraction of which the numerator will be the Market Price on the record date mentioned below less the fair market value on such record date (as reasonably determined in good faith by the Board of Directors, whose determination shall be conclusive evidence of such fair market value) of the portion of the capital stock, evidences of indebtedness or other non-cash assets so distributed or of such rights or warrants applicable to one share of Common Stock (determined on the basis of the number of shares of Common Stock outstanding on the record date), and of which the denominator shall be the Market Price on such record date. Such adjustment shall be made successively whenever any such distribution is made and shall become effective immediately after the record date for the determination of shareholders entitled to receive such distribution.

                  (d) Adjustment to Conversion Price Due to Certain Cash Distributions. If, prior to the Conversion of all of the principal amount of this Debenture, or payment in full of all amounts payable by the Corporation hereunder, the Corporation shall, by dividend or otherwise, at any time distribute (a "Triggering Distribution") to all or substantially all holders of its Common Stock cash in an aggregate amount that, together with the aggregate

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amount of (A) any cash and the fair market value (as reasonably determined in good faith by the Board of Directors, whose determination shall be conclusive evidence thereof) of any other consideration payable in respect of any tender offer by the Corporation or a Subsidiary of the Corporation for Common Stock consummated within the 12 months preceding the date of payment of the Triggering Distribution and in respect of which no Conversion Price adjustment pursuant to this Section 4 has been made and (B) all other cash distributions to all or substantially all holders of its Common Stock made within the 12 months preceding the date of payment of the Triggering Distribution and in respect of which no Conversion Price adjustment pursuant to this Section 4 has been made, exceeds an amount equal to three percent (3.0%) of the product of the Market Price on the Business Day (the "Determination Date") immediately preceding the day on which such Triggering Distribution is declared by the Corporation multiplied by the number of shares of Common Stock outstanding on the Determination Date (excluding shares held in the treasury of the Corporation), the Conversion Price shall be reduced so that the same shall equal the price determined by multiplying such Conversion Price in effect immediately prior to the Determination Date by a fraction of which the numerator shall be the Market Price on the Determination Date less the sum of the aggregate amount of cash and the aggregate fair market value (as reasonably determined in good faith by the Board of Directors, whose determination shall be conclusive evidence of such fair market value) of any such other consideration so distributed, paid or payable within such 12 months (including, without limitation, the Triggering Distribution) applicable to one share of Common Stock (determined on the basis of the number of shares of Common Stock outstanding on the Determination Date) and the denominator shall be such Market Price on the Determination Date, such reduction to become effective immediately prior to the opening of business on the day following the date on which the Triggering Distribution is paid.

                  (e)  Potential Re-Adjustments. In any case in which this
Section 4 shall require that an adjustment be made following a record date or a Determination Date, as the case may be, established for purposes of this Section 4, the Corporation may elect to defer issuing to the Holder of any Debenture converted after such record date or Determination Date the shares of Common Stock and other capital stock of the Corporation issuable upon such conversion over and above the shares of Common Stock and other capital stock of the Corporation issuable upon such conversion only on the basis of the Conversion Price prior to adjustment; and, in lieu of the shares the issuance of which is so deferred, the Corporation shall issue or cause its transfer agents to issue due bills or other appropriate evidence prepared by the Corporation of the right to receive such shares. If any distribution in respect of which an adjustment to the Conversion Price is required to be made as of the record date or Determination Date therefor is not thereafter made or paid by the Corporation for any reason, the Conversion Price shall be readjusted to the Conversion Price which would then be in effect if such record date had not been fixed or such effective date or Determination Date had not occurred.

                  (f) Adjustment Due to Merger, Consolidation, Etc. If, prior to the Conversion of the entire principal amount of this Debenture, or payment in full of all amounts payable by the Corporation hereunder, there shall be any merger, consolidation, business combination, tender offer by a Person other than the Corporation, exchange of shares, recapitalization, reorganization, redemption or other similar event, as a result of which shares of Common Stock shall be changed into the same or a different number of shares of the same or another class or classes of stock or securities of the Corporation or another entity (an "Exchange Transaction"), then upon the Conversion of this Debenture occurring after consummation of such Exchange Transaction (a "Subsequent Conversion"), the Holder shall have the right to receive the same amount and type of consideration (including without limitation, stock, securities and/or other assets), and on the same terms as a holder of shares of Common Stock would be entitled to receive in connection with the consummation of such Exchange Transaction, had this Debenture been converted immediately prior to such Exchange Transaction at the Conversion Price applicable to such Subsequent Conversion, and in any such case appropriate provisions shall be made with respect to the rights and interests of the Holder to the end that the provisions hereof shall thereafter be applicable as nearly as may be practicable in relation to any securities thereafter deliverable upon the Conversion of this Debenture. The Corporation shall not effect any Exchange Transaction unless (i) it (or, in the case of a tender offer, the offering party) first gives to the Holder ten (10) days prior written notice of such Exchange Transaction (an "Exchange Notice"), and makes a public announcement of such event at the same time that it gives such notice (it being understood that the filing by the Corporation of a Form 8-K with the Securities and Exchange Commission for the purpose of disclosing the anticipated consummation of the Exchange Transaction shall constitute an Exchange Notice for purposes of this provision) and (ii) the resulting successor or acquiring entity (if not the Corporation) assumes by written instrument the obligations of the Corporation hereunder, including the terms of this subparagraph 4(f), and under the Purchase Agreement and the Registration Rights Agreement.

                  (g)  No Fractional Shares. If any adjustment under this
Section 4 would create a fractional share of Common Stock or a right to acquire a fractional share of Common Stock, such fractional share shall be disregarded and the number of shares of Common Stock issuable upon Conversion shall be the next higher whole number of shares.

                  (h) Exceptions to Adjustment of Conversion Price. No adjustment to the Conversion Price shall be required unless the adjustment would require an increase or decrease of at least one percent (1%) in the Conversion Price as last adjusted; provided, however, that any adjustments which by reason of this Section 4(h) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. No adjustment to the Conversion Price shall be required (i) for a change in the par value or a change to no par value of the Common Stock, or (ii) for issuance of Common Stock or the grant or distribution or redemption of any rights to the Corporation's shareholders pursuant to (A) a Corporation plan for reinvestment of dividends (including the DSSP, as that term is defined in the Purchase Agreement) or (B) any shareholder rights or so-called "poison pill" plan, provided, however, that with respect to this subsection (B), such adjustment shall be made on a weighted average basis when and to the extent that any shares of Common Stock are subsequently issued pursuant to such rights or plan unless such shares are issued under the Company's existing (or any subsequent) rights plan as a result of (i) the Holder attaining the status of an Acquiring Person (within the meaning of CTS' existing rights plan) or any similar definition in any subsequent rights plan or (ii) the Holder or any of its Affiliates commence a tender offer or exchange offer and such offer results in a Distribution Date (within the meaning of the Corporation's existing rights plan) or any similar definition in any subsequent rights plan. All calculations under this Section 4 shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be.

5.       MANDATORY CONVERSION.

                  (a) Mandatory Conversion. The Corporation shall have the right, upon the satisfaction (or waiver by the Holder) of each of the Mandatory Conversion Conditions as of the Mandatory Conversion Date (each as defined below), to require conversion of this Debenture (a "Mandatory

Conversion"). In the event of a Mandatory Conversion, the Corporation and the Holder shall follow the procedures for Conversion set forth in Section 3 above, with the Mandatory Conversion Date (as defined below) deemed to be the Conversion Date for purposes hereof, except that the Holder shall not be required to send a Conversion Notice as contemplated by paragraph (b) of Section 3.

                  (b) Mandatory Conversion Notice. In order to effect a Mandatory Conversion hereunder, the Corporation must deliver to the Holder written notice thereof (a "Mandatory Conversion Notice") on or before 5:00 p.m. (eastern time) on a Business Day (the "Mandatory Conversion Notice Date") that is at least ten (10) Trading Days prior to the date on which such Mandatory Conversion is to be effected (the "Mandatory Conversion Date") and, at the same time that it delivers such notice, the Corporation shall confirm delivery thereof with the Holder by telephone. Notwithstanding the delivery by the Corporation of a Mandatory Conversion Notice, nothing contained herein shall be deemed to limit in any way (i) the right of the Holder to convert this Debenture prior to the Mandatory Conversion Date or (ii) the availability of any and all remedies that are provided to the Holder hereunder, including without limitation in the event that the Corporation fails to deliver Conversion Shares upon a Mandatory Conversion as required by the terms of Section 3 hereof.

                 (c) Mandatory Conversion Conditions. The Mandatory Conversion Conditions are as follows:

                          (i)  at least three (3) years shall have elapsed
since the Issue Date;

                          (ii)  VWAP shall have been greater than the Conversion
Price by at least one hundred and seventy five percent (175%) for at least twenty (20) Trading Days during any period of thirty (30) consecutive Trading Days occurring after the third anniversary of the Issue Date;

                          (iii)    the  Corporation  shall have  authorized
and  reserved for issuance the number of shares of Common
Stock required to effect the Mandatory Conversion;

                          (iv)     the  Registration  Statement  shall have
been declared effective and shall be available to the Holder, and shall cover the number of Registrable Securities required by the Registration Rights Agreement (including without limitation all Conversion Shares to be issued on the relevant Mandatory Conversion Date);

                          (v)      the Common Stock shall be listed on the New
York Stock Exchange and trading in the Common Stock on such market shall not have been suspended; and

                          (vi)     an Event of Default  (as  defined  below),
or an event that with the passage of time or giving of notice, or both, would constitute an Event of Default, shall not have occurred and be continuing as of the Mandatory Conversion Date or as of the date of the Mandatory Conversion Notice.

6.       REDEMPTION.

                  (a) Mandatory Redemption. In the event that an Event of Default (as defined below) occurs, the Holder shall have the right, upon written notice to the Corporation (a "Mandatory Redemption Notice"), to have all or any portion of the unpaid principal amount of this Debenture, plus all accrued and unpaid Interest thereon, redeemed by the Corporation (a "Mandatory Redemption") at the Mandatory Redemption Price (as defined below) in same day funds. The Mandatory Redemption Notice shall specify the effective date of such Mandatory Redemption (the "Mandatory Redemption Date"), which date must be at least ten
(10) Business Days following the Business Day on which the Mandatory Redemption Notice is delivered to the Corporation, and the amount of principal and Interest to be redeemed. In order to effect a Mandatory Redemption hereunder, the Holder must deliver a Mandatory Redemption Notice no later than the close of business on the Business Day immediately following the Business Day on which an Event of Default is no longer continuing; provided, however, that with respect to a Change of Control Transaction, the Holder must deliver a Mandatory Redemption Notice no later than the close of business on the third (3rd) Business Day following the date on which the Change of Control Transaction is effected.

                  (b) Mandatory Redemption Price. For purposes hereof, "Mandatory Redemption Price" shall mean the unpaid principal hereof and all accrued and unpaid Interest hereon multiplied by one hundred and ten percent (110%); provided, however, that if the Event of Default giving rise to a Mandatory Redemption is a Change of Control Transaction, the Mandatory Redemption Price shall be equal to the unpaid principal hereof and all accrued and unpaid Interest hereon multiplied by one hundred and five percent (105%).

                  (c)      Payment of Mandatory Redemption Price.

      (i) The Corporation shall pay the Mandatory Redemption Price to the Holder within five (5) Business Days of the Mandatory Redemption Date. In the event that the Corporation redeems the entire remaining unpaid principal amount of this Debenture, and pays to the Holder all Interest accrued thereon and all other amounts due in connection therewith, the Holder shall return this Debenture to the Corporation for cancellation.

      (ii) If the Corporation fails to pay the Mandatory Redemption Price to the Holder within five (5) Business Days of the Mandatory Redemption Date, the Holder shall be entitled to interest thereon at the Default Interest Rate from the Mandatory Redemption Date until the date on which Mandatory Redemption Price has been paid in full.

                  (d) Events of Default. Each of the following events shall be deemed an "Event of Default":

      (i) the Common Stock is not listed on the New York Stock Exchange or the American Stock Exchange or quoted on the Nasdaq National Market, or trading in the Common Stock has been suspended on such exchange or market for any period in excess of five (5) consecutive Trading Days;

      (ii) a Change of Control Transaction occurs or a Liquidation Event occurs or is publicly announced;

      (iii) the Corporation breaches or provides notice of its intent to breach, in a material respect, any covenant or other material term or condition of this Debenture (including without limitation any payment obligation thereunder), the Purchase Agreement, or the Registration Rights Agreement, including but not limited to the failure to deliver Conversion Shares on or before the Delivery Date therefor, and such breach continues for a period of ten (10) Business Days after written notice by the Holder to the Corporation;

      (iv) any representation or warranty made by the Corporation contained in this Debenture, the Purchase Agreement, the Registration Rights Agreement or any other agreement, document, certificate or other instrument delivered in connection with the transactions contemplated hereby or thereby is inaccurate or misleading in any material respect as of the date such representation or warranty was made; and

      (v) a default occurs under or with respect to any instrument that evidences Debt of the Corporation, after giving effect to any applicable grace or cure period and to any waiver granted in writing by the holder of such Debt and the result thereof is to cause such Debt to become due and payable prior to its stated maturity.

7.       PRIORITY ON LIQUIDATION.

In the event of (x) any insolvency or bankruptcy proceedings, or any receivership, liquidation, reorganization or other similar proceedings in connection therewith, relative to the Corporation or to its creditors, as such, or to its assets or (y) the dissolution or other winding up of the Corporation, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy proceedings, or (z) any assignment for the benefit of creditors or any marshalling of the material assets or material liabilities of the Corporation (each a "Liquidation Event"), then, and in any such event, the Holder of this Debenture shall first be entitled to receive payment in full of all principal of, and all Interest and other amounts due or to become due on, this Debenture before any payment on account of principal, premium, if any, interest, dividends or any other amounts is made on any Debt (other than Senior
Debt) of the Corporation or Junior Securities, whether on account of any purchase, exchange or redemption or other acquisition of such Debt or Junior Securities, at maturity or otherwise.

8.       SUBORDINATION.

     Notwithstanding anything to the contrary contained herein, this Debenture and the Corporation's obligation to make any payment of principal, interest, premium, liquidated damages or any other amounts hereunder shall constitute a portion of the "Obligations" under and as defined in the Purchase Agreement and, as such, shall be subordinated to the prior payment in full and in cash of the Senior Debt on the terms provided in Section 6 of the Purchase Agreement, all of which are incorporated herein by reference. By its acceptance hereof, the Holder agrees to be bound by the terms of the Purchase Agreement, including Section 6 thereof, as if such Holder were a "Purchaser" thereunder, whether or not such Holder is a signatory thereto.

9.       MISCELLANEOUS.

                  (a) Failure to Exercise Rights not Waiver. No failure or delay on the part of the Holder in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude any other or further exercise thereof. All rights and remedies of the Holder hereunder are cumulative and not exclusive of any rights or remedies otherwise available.

                  (b) Notices. Any notice, demand or request required or permitted to be given by the Corporation or the Holder pursuant to the terms of this Debenture shall be in writing and shall be deemed delivered (i) when delivered personally or by verifiable facsimile transmission, unless such delivery is made on a day that is not a Business Day, in which case such delivery will be deemed to be made on the next succeeding Business Day, (ii) on the next Business Day after timely delivery to an overnight courier and (iii) on the Business Day actually received if deposited in the U.S. mail (certified or registered mail, return receipt requested, postage prepaid), addressed as follows:

                  If to the Corporation:

                  CTS Corporation
                  905 West Boulevard North
                  Elkhart, Indiana 46514
                  Attn:    Chief Financial Officer/General Counsel
                  Tel: (219) 293-7511
                  Fax: (219) 293-6146

and if to the Holder, at such address as the Holder shall have furnished the Corporation in writing. Each of the Corporation and the Holder may change its address for notices by designating a new address by notice given to the other in accordance with this Section 9(b).

                  (c) Amendments. No amendment, modification or other change to, or waiver of any provision of, this Debenture may be made unless such amendment, modification, change or waiver is set forth in writing and is executed and delivered by the Corporation and the Holders of at least a majority of the unpaid principal amount of the Debentures, it being understood that, (i) notwithstanding anything to the contrary contained in any Debenture, upon such execution and delivery, each Debenture (including any Debenture held by a Holder who did not execute and deliver such agreement ) shall be deemed to incorporate any amendment, modification, change or waiver effected thereby as of the effective date thereof and (ii) any such amendment, modification, change or waiver shall be subject to Section 6.9 of the Purchase Agreement, as incorporated herein by reference.

                  (d) Transfer of Debenture. The Holder may sell, transfer or otherwise dispose of all or any part of this Debenture (including without limitation pursuant to a pledge) to any person or entity as long as such sale, transfer or disposition is (i) the subject of an effective registration statement under the Securities Act of 1933, as amended, or (ii) is exempt from registration thereunder and, if requested by the Corporation, the Holder delivers to the Corporation an opinion of counsel reasonably satisfactory to the Corporation (with respect to the counsel rendering the opinion and the form and substance of the opinion) to the effect of such exemption if requested by the Corporation, and (iii) does not result in the number of unaffiliated persons or entities who hold Debentures to be greater than ten (10). From and after the date of any such sale, transfer or disposition, the transferee hereof shall be deemed to be the Holder of a debenture in the principal amount acquired by such transferee, and the Corporation shall, as promptly as practicable, issue and deliver to such transferee a new debenture identical in all respects to this Debenture (but, if deemed appropriate by the Corporation, reflecting all principal amounts previously paid or converted), in the name of such transferee. The Corporation shall be entitled to treat the original Holder as the holder of this entire Debenture unless and until it receives written notice of the sale, transfer or disposition hereof.

                  (e) Lost or Stolen Debenture. Upon receipt by the Corporation of evidence of the loss, theft, destruction or mutilation of this Debenture, and (in the case of loss, theft or destruction) of indemnity or security reasonably satisfactory to the Corporation, and upon surrender and cancellation of the Debenture, if mutilated, the Corporation shall execute and deliver to the Holder a new Debenture identical in all respects to this Debenture.

                  (f) Governing Law. This Debenture shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to the conflict of law provisions thereof.

                  (g) Successors and Assigns. The terms and conditions of this Debenture shall inure to the benefit of and be binding upon the respective successors (whether by merger or otherwise) and permitted assigns of the Corporation and the Holder. The Corporation may not assign its rights or obligations under this Debenture except as specifically required or permitted pursuant to the terms hereof and of the Purchase Agreement.


                           [Signature Page to Follow]

                  IN WITNESS WHEREOF, the Corporation has caused this Debenture to be signed in its name by its duly authorized officer on the date first above written.

CTS CORPORATION


By:____________________________
   Name:
   Title:

                                                                    ANNEX I



                              NOTICE OF CONVERSION

The undersigned hereby elects to convert principal of the 6 1/2% Convertible Subordinated Debenture (the "Debenture") issued by CTS CORPORATION (the "Corporation") into shares of common stock ("Common Stock") of the Corporation according to the terms and conditions of the Debenture. Unless the undersigned indicates otherwise herein or in writing to the Corporation, the undersigned has sold or, immediately following the undersigned's receipt thereof, will sell such shares of Common Stock under an effective registration statement. Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Debenture.


                     Date of Conversion:
                                                --------------------------

                     Principal Amount of
                     Debenture to be Converted:
                                                --------------------------

                     Number of Shares of
                     Common Stock to be Issued:
                                                --------------------------

                     Name of Holder:
                                                --------------------------

                     Address:
                                                --------------------------



                     Signature:
                                                --------------------------
                                                Name:
                                                Title:

Holder Requests Delivery to be made: (check one)

        By Delivery of Physical Certificates to the Above Address

        Through Depository Trust Corporation
         (Account                                                        )

                                                                   ANNEX II

                                   Schedule of
                                    Decreases
                               of Principal Amount



         Principal                Amount of
          Balance                 Decrease                      Date


    $[  ],000,000
  -------------------        -------------------          -----------------

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  -------------------        -------------------          -----------------

  -------------------        -------------------          -----------------

  -------------------        -------------------          -----------------

  -------------------        -------------------          -----------------

  -------------------        -------------------          -----------------

  -------------------        -------------------          -----------------

  -------------------        -------------------          -----------------

  -------------------        -------------------          -----------------

  -------------------        -------------------          -----------------

  -------------------        -------------------          -----------------

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